                           TCW/DW CORE EQUITY TRUST
                            Two World Trade Center
                           New York, New York 10048

DEAR SHAREHOLDER:
------------------------------------------------------------------------------

    During the six-month period ended September 30, 1996, the economy settled down into a slower pace relative to the faster growth experienced in the first part of the year. Recent economic data have presented a confusing picture, which is typical of a business expansion that is nearly six years old. Third quarter GDP slowed to 2.2 percent from the 3.8 percent posted in the second quarter, while inflationary pressures continue to mount as reflected in the 10-year high in new home sales, the minimum wage increase and rising raw material prices. During the past six months, the market was influenced significantly by the direction of interest rates, which led to increased volatility.

PERFORMANCE AND PORTFOLIO STRUCTURE

    Against this backdrop, TCW/DW Core Equity Trust posted a total return of
7.22 percent for the six-month period ended September 30, 1996. By comparison, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) registered a total return of 7.71 percent.

    A dominant theme in the Fund's portfolio was the secular growth of technology worldwide. As of September 30, 1996, technology and technology-related holdings represented 43.4 percent of the Fund's portfolio. Purchases made within this broadly defined sector included Ascend Communications, Inc. and Lucent Technologies, Inc. (formerly of AT&T). Both investments seek to take advantage of the numerous technological innovations taking place among communication equipment suppliers and are positioned to benefit from the long-term secular growth attributed to the building of a communication structure worldwide. The Fund continues to invest in companies that lead their respective fields in the development of innovative technology, which provides sustainable earnings growth. According to TCW, the Fund's investment adviser, successful investment in technology hinges on taking a long-term investment approach because, although market sentiment may shift, overall demand for technology continues to grow.

    Technology stocks and the overall market came under considerable pressure in July when fears of an overheated economy, coupled with a deceleration in mutual fund inflows, signaled to many the end of the bull market. However, this correction reflected a shift in market sentiment rather than a fundamental change in the market and much of what had been lost was recouped early in August. Increased demand surfaced in semi-conductors and seemingly all technology stocks seemed to once again be favored by investors.

    Another theme prevalent in many of the Fund's holdings is outsourcing. Outsourcing allows companies or government agencies to focus on their core competencies and thereby lower costs and increase productivity. Among the Fund's holdings in this sector are Corporate Express, Inc. and Lear Corporation.

    During the period under review, the Fund established positions in Honeywell, Inc. (electrical equipment), Infinity Broadcasting Corp. (broadcast media), Warner-Lambert Co. (healthcare), Mirage Resorts, Inc. (entertainment), CUC International, Inc. (retail), Oxford Health Plans, Inc. (medical services), Associates First Capital Corp. (finance) and Continental Airlines, Inc. (air transport). Positions eliminated from the portfolio included Canadian Natural Resources, Northrop Grumman, Applied Materials, Champion, Ivax, Tandy and Texas Instruments.

LOOKING AHEAD

    It is TCW's contention that the economy will continue to grow at a moderate pace with inflation in check and that the market should resume at a pace in line with corporate earnings growth. According to

TCW, the threat of inflation is remote given massive global excess capacity, fiscal downsizing and privatization, a rising dollar, restrained money supply growth and top-heavy consumer balance sheets. They also believe that any moderate tightening of monetary policy by the Federal Reserve Board to forestall inflationary pressures is unlikely to precipitate a recession and, in fact, may prolong expansion.

    We appreciate your support of TCW/DW Core Equity Trust and look forward to continuing to serve your investment needs and objectives.


                                          Very truly yours,

                                          /s/ Charles A. Fiumefreddo
                                          Charles A. Fiumefreddo
                                          Chairman of the Board

TCW/DW CORE EQUITY TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996 (unaudited)
------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                    VALUE
---------                                             --------------
            COMMON STOCKS (99.6%)
            AEROSPACE (4.8%)
 267,400    Boeing Co. ............................     $25,269,300
 233,100    Thiokol Corp. .........................      10,926,562
                                                      --------------
                                                         36,195,862
                                                      --------------
            AIR TRANSPORT (6.9%)
 263,100    AMR Corp.* ............................      20,949,337
 261,100    Continental Airlines, Inc. (Class B)*         5,842,112
 196,900    Delta Air Lines, Inc. .................      14,176,800
 247,200    UAL Corp.* ............................      11,618,400
                                                      --------------
                                                         52,586,649
                                                      --------------
            AIRCRAFT & AEROSPACE (3.4%)
 214,300    United Technologies Corp. .............      25,742,787
                                                      --------------
            AUTO PARTS - ORIGINAL
            EQUIPMENT (4.2%)
 593,700    Lear Corp.* ...........................      19,592,100
 264,900    Magna International, Inc. (Class A)
            (Canada) ..............................      12,781,425
                                                      --------------
                                                         32,373,525
                                                      --------------
            AUTOMOBILES (3.4%)
 899,500    Chrysler Corp. ........................      25,748,187
                                                      --------------
            BANKS - MONEY CENTER (2.3%)
 188,900    Citicorp ..............................      17,119,062
                                                      --------------
            BROADCAST MEDIA (1.5%)
 121,200    Infinity Broadcasting Corp. (Class A)*        3,817,800
 215,147    Viacom, Inc. (Class B)* ...............       7,637,718
                                                      --------------
                                                         11,455,518
                                                      --------------
            BROKERAGE (2.1%)
 241,800    Merrill Lynch & Co., Inc. .............      15,868,125
                                                      --------------
            BUSINESS SERVICES (5.2%)
 220,800    First Data Corp. ......................      18,022,800
 552,100    Green Tree Financial Corp. ............      21,669,925
                                                      --------------
                                                         39,692,725
                                                      --------------
            COMMERCIAL SERVICES (1.3%)
 327,200    Corrections Corp. of America* .........      10,225,000
                                                      --------------
            COMMUNICATIONS -
            EQUIPMENT & SOFTWARE (6.0%)
 135,300    Cascade Communications Corp.* .........      11,010,037
 555,006    Cisco Systems, Inc.* ..................      34,410,372
                                                      --------------
                                                         45,420,409
                                                      --------------
            COMMUNICATIONS -
            EQUIPMENT/MANUFACTURERS (2.2%)
 329,000    Motorola, Inc. ........................      16,984,625
                                                      --------------
            COMPUTER EQUIPMENT (1.0%)
 203,500    Storage Technology Corp.* .............       7,707,563
                                                      --------------
            COMPUTER SERVICES (6.3%)
 302,200    Computer Sciences Corp.* ..............     $23,231,625
 406,300    Electronic Data Systems Corp. .........      24,936,662
                                                      --------------
                                                         48,168,287
                                                      --------------
            COMPUTER SOFTWARE (4.6%)
 192,600    Microsoft Corp.* ......................      25,375,050
 236,150    Oracle Corp.* .........................      10,036,375
                                                      --------------
                                                         35,411,425
                                                      --------------
            DRUGS (2.3%)
 272,400    Amgen, Inc.* ..........................      17,195,250
                                                      --------------
            ELECTRICAL EQUIPMENT (1.0%)
 118,200    Honeywell, Inc. .......................       7,461,375
                                                      --------------
            ELECTRONICS -
            SEMICONDUCTORS/COMPONENTS (4.9%)
 391,800    Intel Corp. ...........................      37,367,925
                                                      --------------


            ENTERTAINMENT (1.1%)
 310,700    Mirage Resorts, Inc.* .................       7,961,688
                                                      --------------
            FINANCIAL SERVICES (1.8%)
 334,600    Associates First Capital Corp.  .......      13,718,600
                                                      --------------
            HEALTHCARE - DIVERSIFIED (2.6%)
 234,300    Johnson & Johnson .....................      12,007,875
 119,200    Warner-Lambert Co. ....................       7,867,200
                                                      --------------
                                                         19,875,075
                                                      --------------
            HOSPITAL MANAGEMENT (2.7%)
 367,400    Columbia/HCA Healthcare Corp. .........      20,895,875
                                                      --------------
            HOUSEHOLD APPLIANCES (2.0%)
 453,700    American Standard Companies, Inc.*  ...      15,539,225
                                                      --------------
            INSURANCE (1.2%)
  93,800    Marsh & McLennan Companies, Inc.  .....       9,110,325
                                                      --------------
            MACHINERY - CONSTRUCTION &
            MATERIALS (2.1%)
 214,100    Caterpillar, Inc. .....................      16,137,788

            MEDICAL SERVICES (0.7%)
 103,300    Oxford Health Plans, Inc.* ............       5,139,175
                                                      --------------
            OFFICE EQUIPMENT & SUPPLIES (5.8%)
 215,300    Corporate Express, Inc.* ..............       8,315,963
 423,800    Hewlett-Packard Co. ...................      20,660,250
 280,900    Xerox Corp. ...........................      15,063,263
                                                      --------------
                                                         44,039,476
                                                      --------------
            PUBLISHING (1.2%)
 428,700    News Corp. Ltd. (ADR) (Australia)  ....       8,949,113
                                                      --------------
            RAILROADS (3.0%)
 270,597    Burlington Northern Sante Fe Corp.  ...      22,831,622
                                                      --------------

TCW/DW CORE EQUITY TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996 (unaudited) (continued)
------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                    VALUE
---------                                             --------------
            RESTAURANTS (1.4%)
 306,900    Boston Chicken, Inc.* .................    $ 10,818,225
                                                      --------------
            RETAIL (1.3%)
 251,600    CUC International, Inc.* ..............      10,032,550
                                                      --------------
            RETAIL - SPECIALTY (2.4%)
 321,200    Home Depot, Inc. ......................      18,268,250
                                                      --------------
            SOAP & HOUSEHOLD PRODUCTS (4.6%)
 168,500    Kimberly-Clark Corp. ..................      14,849,063
 209,700    Procter & Gamble Co. ..................      20,445,750
                                                      --------------
                                                         35,294,813
                                                      --------------
            TELECOMMUNICATIONS (2.3%)
 138,600    Ascend Communications, Inc.*  .........       9,147,600
 186,100    Lucent Technologies, Inc.  ............       8,537,339
                                                      --------------
                                                         17,684,939
                                                      --------------
            TOTAL COMMON STOCKS
            (IDENTIFIED COST $487,621,316)  .......     759,021,038
                                                      --------------


PRINCIPAL
AMOUNT (IN
THOUSANDS)                                                 VALUE
----------                                            --------------
            SHORT-TERM INVESTMENT (0.9%)
            REPURCHASE AGREEMENT
  $7,090    The Bank of New York 5.00%
            due 10/01/96 (dated 09/30/96;
            proceeds $7,091,478;
            collateralized by $7,083,243
            U.S. Treasury Note 5.625% due
            10/31/97 valued at $7,232,303)
            (Identified Cost $7,090,493)  .            $  7,090,493
                                                      --------------

TOTAL INVESTMENTS
 (IDENTIFIED COST
 $494,711,809) (A) ........................  100.5%     766,111,531
LIABILITIES IN EXCESS OF
 OTHER ASSETS .............................   (0.5)      (4,091,743)
                                            -------   --------------
NET ASSETS ................................  100.0%    $762,019,788
                                            =======   ==============
------------
ADR  American Depository Receipt.

 *   Non-income producing security.

(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $276,145,978 and the aggregate gross unrealized depreciation was $4,746,256, resulting in net unrealized appreciation of $271,399,722.

                       See Notes to Financial Statements

TCW/DW CORE EQUITY TRUST
FINANCIAL STATEMENTS
------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (unaudited)
------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
 (identified cost $494,711,809) ............   $766,111,531
Receivable for:
 Dividends .................................        749,738
 Shares of beneficial interest sold  .......        106,333
Deferred organizational expenses ...........         26,616
Prepaid expenses and other assets ..........        112,694
                                              -------------
  TOTAL ASSETS .............................    767,106,912
                                              -------------
LIABILITIES:
Payable for:
 Investments purchased .....................      3,418,365
 Shares of beneficial interest repurchased          515,250
 Plan of distribution fee ..................        483,547
 Management fee ............................        321,157
 Investment advisory fee ...................        214,104
Accrued expenses ...........................        134,701
                                              -------------
  TOTAL LIABILITIES ........................      5,087,124
                                              -------------
NET ASSETS:
Paid-in-capital ............................    472,909,882
Net unrealized appreciation ................    271,399,722
Net investment loss ........................     (3,111,124)
Accumulated undistributed net realized gain      20,821,308
                                              -------------
  NET ASSETS ...............................   $762,019,788
                                              =============
NET ASSET VALUE PER SHARE, 48,935,183
 shares outstanding (unlimited shares
 authorized of $.01 par value) .............         $15.57
                                                     ======

------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the six months ended September 30, 1996 (unaudited)
------------------------------------------------------------------------------

NET INVESTMENT INCOME:
 INCOME
  Dividends (net of $31,213 foreign
   withholding tax) ........................   $  3,510,806
  Interest .................................         63,575
                                              -------------
   TOTAL INCOME ............................      3,574,381
                                              -------------
 EXPENSES
  Plan of distribution fee .................      2,912,620
  Management fee ...........................      1,929,415
  Investment advisory fee ..................      1,286,276
  Transfer agent fees and expenses  ........        354,029
  Professional fees ........................         63,128
  Shareholder reports and notices ..........         31,302
  Custodian fees ...........................         31,076
  Organizational expenses ..................         20,044
  Trustees' fees and expenses ..............         19,732
  Registration fees ........................         19,559
  Other ....................................         18,324
                                              -------------
   TOTAL EXPENSES ..........................      6,685,505
                                              -------------
   NET INVESTMENT LOSS .....................     (3,111,124)
                                              -------------
NET REALIZED AND UNREALIZED GAIN:
  Net realized gain ........................     20,821,299
  Net change in unrealized appreciation  ...     35,537,710
                                              -------------
   NET GAIN ................................     56,359,009
                                              -------------
   NET INCREASE ............................   $ 53,247,885
                                              =============

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                                      FOR THE SIX MONTHS ENDED  FOR THE YEAR ENDED
                                                                                         SEPTEMBER 30, 1996       MARCH 31, 1996
                                                                                      ------------------------  ------------------
                                                                                             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment loss ...............................................................       $ (3,111,124)          $ (5,429,759)
  Net realized gain .................................................................         20,821,299             68,877,185
  Net change in unrealized appreciation .............................................         35,537,710            100,384,305
                                                                                            ------------           ------------
   Net increase .....................................................................         53,247,885            163,831,731
 Distributions from net realized gain ...............................................        (29,578,326)               --
 Net decrease from transactions in shares of beneficial interest ....................        (28,819,461)           (94,012,499)
                                                                                            ------------           ------------
   Total increase (decrease) ........................................................         (5,149,902)            69,819,232
NET ASSETS:
 Beginning of period ................................................................        767,169,690            697,350,458
                                                                                            ------------           ------------
 END OF PERIOD (Including a net investment loss of $3,111,124 and $0, respectively) .       $762,019,788           $767,169,690
                                                                                            ============           ============

                       See Notes to Financial Statements

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996 (unaudited)
------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES -- TCW/DW Core Equity Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on January 31, 1992 and commenced operations on May 29, 1992.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     A. Valuation of Investments -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

     B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

     C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

     D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996 (unaudited) (continued)
------------------------------------------------------------------------------

     E. Organizational Expenses -- Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of approximately $202,000 which have been reimbursed, exclusive of $2,000 which has been absorbed by InterCapital. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT -- Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's daily net assets determined at the close of each business day: 0.51% to the portion of daily net assets not exceeding $750 million; 0.48% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.45% to the portion of daily net assets exceeding $1.5 billion.

     Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT -- Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's daily net assets determined at the close of each business day: 0.34% to the portion of daily net assets not exceeding $750 million; 0.32% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.30% to the portion of daily net assets exceeding $1.5 billion.

     Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION -- Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996 (unaudited) (continued)
------------------------------------------------------------------------------

telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

     Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

     Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, included carrying charges, totaled $22,739,312 at September 30, 1996.

     The Distributor has informed the Fund that for the six months ended September 30, 1996, it received approximately $835,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 1996 aggregated $149,841,038 and $207,992,584, respectively.

     For the six months ended September 30, 1996, the Fund incurred $18,125 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

     Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At September 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $66,000.

6. SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest were as follows:

                                             For the six                     For the year
                                             months ended                        ended
                                          September 30, 1996                March 31, 1996
                                   ------------------------------  -------------------------------
                                             (unaudited)
                                       Shares          Amount           Shares          Amount
                                   -------------  ---------------  --------------  ---------------
Sold ............................     1,280,191     $ 19,420,093       4,293,001    $  60,014,162
Reinvestment of distributions ...     1,815,126       27,644,376          --               --
                                   -------------  ---------------  --------------  ---------------
                                      3,095,317       47,064,469       4,293,001       60,014,162
Repurchased .....................    (4,986,476)     (75,883,930)    (11,052,750)    (154,026,661)
                                   -------------  ---------------  --------------  ---------------
Net decrease ....................    (1,891,159)    $(28,819,461)     (6,759,749)   $ (94,012,499)
                                   =============  ===============  ==============  ===============

7. FEDERAL INCOME TAX STATUS -- As of March 31, 1996, the Fund had permanent book/tax differences attributable to a net operating loss.

TCW/DW CORE EQUITY TRUST
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                   For the period
                                           For the six months     For the year ended March 31,     May 29, 1992*
                                                  ended        ----------------------------------      through
                                           September 30, 1996     1996        1995        1994     March 31, 1993
                                           ------------------  ----------  ----------  ----------  --------------
                                               (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ....        $15.09          $12.11      $12.10      $11.26        $10.00
                                                 --------        --------    --------    --------      --------
Net investment loss ......................         (0.06)          (0.11)      (0.06)      (0.06)        (0.01)
Net realized and unrealized gain  ........          1.15            3.09        0.07        0.90          1.27
                                                 --------        --------    --------    --------      --------
Total from investment operations  ........          1.09            2.98        0.01        0.84          1.26
                                                 --------        --------    --------    --------      --------
Less distributions from net realized gain          (0.61)           --          --          --            --
                                                 --------        --------    --------    --------      --------
Net asset value, end of period ...........        $15.57          $15.09      $12.11      $12.10        $11.26
                                                 ========        ========    ========    ========      ========
TOTAL INVESTMENT RETURN+ .................          7.22 %(1)      24.69 %      0.08 %      7.46 %       12.60 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .................................          1.77 %(2)       1.82 %      1.96 %      1.93 %        2.07 %(2)
Net investment loss ......................         (0.82)%(2)      (0.72)%     (0.48)%     (0.59)%       (0.14)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  .      $762,020        $767,170    $697,350    $707,069      $486,829
Portfolio turnover rate ..................            20 %(1)         48 %        38 %        35 %          26 %(1)
Average commission rate paid .............       $0.0592         $0.0595         --          --            --

------------
 *  Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       See Notes to Financial Statements

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Thomas E. Larkin, Jr.
President
Sheldon Curtis
Vice President, Secretary and
General Counsel
Robert M. Hanisee
Vice President
James A. Tilton
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


TCW/DW
CORE EQUITY
TRUST


SEMIANNUAL REPORT
SEPTEMBER 30, 1996